QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 99.1

STANDARD LICENSE AGREEMENT TERMS

        This Standard License Agreement Terms, dated as of November 7, 2003, that may be incorporated by reference in one or more License Agreements (included in Section D of the Omnibus Instrument as defined below) between Protective Life Corporation (the "Licensor"), a Delaware corporation with its principal place of business at 2801 Highway 280 South, Birmingham, Alabama 35223, and the Protective Life Secured Trust specified in the Omnibus Instrument, (the "Licensee") a Delaware statutory trust with an address at c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001.

        These Standard License Agreement Terms shall be of no force and effect unless and until incorporated by reference in, and then only to the extent not modified by, a License Agreement.

        The following terms and provisions shall govern the activities of each Delaware statutory trust and Delaware common law trust created under the Program subject to contrary terms and provisions expressly adopted in any License Agreement which contrary terms shall be controlling.

W I T N E S S E T H:

        WHEREAS, Licensor is the owner of certain trademarks and service marks and registrations and pending applications therefor and may acquire additional trademarks and service marks in the future, all as defined below; and

        WHEREAS, Licensee desires to use certain of Licensor's trademarks and service marks in connection with Licensee's activities, as described more fully below; and

        WHEREAS, Licensor and Licensee wish to formalize the agreement between them regarding Licensee's use of Licensor's marks;

        NOW THEREFORE, in consideration of the mutual promises set forth in this Agreement and other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties agree as follows:

ARTICLE 1
Definitions

        Section 1.01 Definitions. Capitalized words or phrases used and not otherwise defined herein shall have the meanings ascribed thereto in the Indenture, dated the date specified in the Omnibus Instrument between the Licensee and The Bank of New York, as indenture trustee.

        Section 1.02 The following items have the meanings set forth below:

        "Agreement" means a License Agreement substantially in the form included in Section D of the Omnibus Instrument, as amended, modified or supplemented from time to time, that incorporates by reference these Standard License Agreement Terms.

        "Licensed Marks" shall include all marks listed in the attached Appendix A, as amended from time-to-time by the parties, as provided for in Article 5 hereof.

        "Licensed Services" shall be defined as the activities undertaken by Licensee, in connection with the establishment and conduct of the Program established by Protective Life Insurance Company for the issuance of debt obligations of the Licensee, such as the issuance of Notes to investors and any actions incident to the foregoing.

Exh. D-1

        "Omnibus Instrument" means the omnibus instrument pursuant to which certain Program Documents are executed and the Trust is established.

        "Territory" shall be defined as follows: World-wide.

        "Trustee" means Wilmington Trust Company, solely in its capacity as trustee of the Trust and not in its individual capacity.

ARTICLE 2
Grant of License

        Section 2.01    Grant of License. Subject to the terms and conditions set forth herein, Licensor hereby grants to Licensee for the duration of this Agreement a non-exclusive, non-transferable, royalty-free right and license to use the Licensed Marks in connection with the Licensed Services within the Territory. Licensee agrees and acknowledges that the limited rights and licenses granted in this Section 2.01 are revocable by Licensor immediately and that this Agreement is terminable by Licensor as provided in Article 8.

ARTICLE 3
Ownership and Maintenance of the Licensed Marks

        Section 3.01    Licensee acknowledges that Licensor is the sole owner of the Licensed Marks, agrees that it will do nothing inconsistent with such ownership, agrees that all use of the Licensed Marks by Licensee, including all goodwill associated therewith, shall inure solely to the benefit of Licensor, and agrees to assist Licensor in executing any additional documents that may be necessary to effect the purposes of this provision, including but not limited to the execution of any and all documents required by governmental agencies in order to register or maintain the current registrations of the Licensed Marks. Licensee agrees that it will not represent that it has any ownership interest in the License Marks or any registration thereof. Licensee admits the validity of the Licensed Marks and agrees that it will not, directly or indirectly, attack or challenge in any way the validity of the Licensed Marks, Licensor's rights in and to the Licensed Marks or the validity or enforceability of this Agreement. Licensee acknowledges that nothing in this Agreement shall give Licensee any right, title or interest in the Licensed Marks or any goodwill associated therewith, other than those rights expressly granted hereunder.

        Section 3.02    Licensee acknowledges that its use of a Licensed Mark of Licensor prior to this License Agreement creates no ownership rights for Licensee in a Licensed Mark in any jurisdiction. Upon termination of the rights granted by the Agreement, Licensee agrees it shall not claim any ownership rights to any Licensed Mark of Licensor as a result of such use.

        Section 3.03    Licensor shall use commercially reasonable efforts to maintain the Licensed Marks and all registrations thereof and/or applications therefor in the Territory. Licensee shall execute all documents as are reasonably necessary or expedient to aid in, and shall otherwise cooperate at Licensor's expense with, Licensor's efforts to prepare, obtain, file, record and maintain all such registrations and applications.

        Section 3.04    Licensor shall have no further maintenance obligations as to the Licensed Marks or any registration thereof or application therefor upon giving written notice to Licensee that it does not intend to continue such maintenance; provided, however that Licensor shall have no such right of termination of its maintenance obligations in the event any Series of Notes is outstanding. Notwithstanding anything to the contrary contained herein, after giving such notice, Licensor shall not be liable to Licensee in any manner for any failure by Licensor to maintain any Licensed Marks.

Exh. D-2

ARTICLE 4
Quality Control

        Section 4.01    At all times, Licensee agrees to use the Licensed Marks in the Territory only in accordance with such quality standards and specifications as may be established by Licensor and communicated to Licensee from time to time. All use of the Licensed Marks made by Licensee hereunder shall faithfully reproduce the design and appearance of the Licensed Marks as reflected on Appendix A.

        Section 4.02    Licensee agrees that the nature and quality of all Licensed Services shall conform to the quality standards and specifications, as may be established by Licensor and communicated to Licensee from time to time and shall not deviate materially from the current quality of services and products included in the Licensed Services.

        Section 4.03    Licensor has the sole and exclusive right to control the appearance of the Licensed Marks, including the quality of the mark in the Licensed Marks. Licensor shall have the right to inspect, upon reasonable notice and at all reasonable times, the business facilities and records of Licensee and, upon reasonable request, to obtain written materials of Licensee at any time during the term of this Agreement so that Licensor may determine whether Licensee is appropriately maintaining Licensor's quality standards pertaining to the Licensed Marks and to the Licensed Services. Licensee will immediately modify or discontinue any use of the Licensed Marks that Licensor deems not to be in compliance with its quality standards.

        Section 4.04    Upon request by Licensor, Licensee shall provide Licensor with representative samples of all promotional materials, packaging, labels, advertisements or any other materials that include any of the Licensed Marks so that Licensor may ensure that said materials are in conformance with Licensor's quality standards.

        Section 4.05    Licensee agrees that all activities conducted in accordance with this License Agreement shall be in conformance with all applicable laws, rules and regulations. Licensee shall affix to all materials that bear a Licensed Mark, including, but not limited to, all stationery, labels, packaging, advertising and promotional materials, manuals, invoices and all other printed materials, (a) notices in compliance with applicable trademark laws and (b) such legend as Licensor may reasonably designate by written notice and is required or otherwise reasonably necessary to allow adequate protection of the Licensed Marks and the benefits thereof under applicable trademark laws from time to time.

ARTICLE 5
Amendment of License Agreement

        This Agreement may be amended at any time by the parties to add or delete Licensed Marks or to modify the scope of Licensed Services. Such amendment(s) may be accomplished by a simple letter agreement outlining the amendment(s) and signed by both parties.

ARTICLE 6
Manner of Use

        Section 6.01    Licensee agrees to use the Licensed Marks only in the form and manner, and with appropriate ownership legends, as prescribed from time to time by Licensor.

        Section 6.02    Licensee shall have the right to use the mark shown in Appendix A in connection with Licensee's name, but aside from this right, Licensee shall not have the right to (a) change or modify the Licensed Marks, or create any design variation of the Licensed Marks, without obtaining the prior written consent of Licensor, (b) join any name, mark or logo with the Licensed Marks so as to form a composite trade name or mark, (c) use the Licensed Marks in any manner that reflects

Exh. D-3

improperly upon the Licensed Marks, or (d) use any other mark that is confusingly similar to the Licensed Marks.

        Section 6.03    Licensee's use of Licensed Marks for any Licensed Services other than the Program is subject to the prior written approval of Licensor.

        Section 6.04    Licensee shall not at any time do or suffer to be done any act or thing, including without limitation, opposing Licensor's registration of the Licensed Marks that will, in any way impair Licensor's rights in the Licensed Marks.

        Section 6.05    Licensee shall promptly notify Licensor of any country in which Licensee intends to use a Licensed Mark. Licensee hereby notifies Licensor that Licensee intends to use the Licensed Marks in the United States. Licensor may, but shall have no obligation to, apply for trademark registration in such country, or otherwise initiate action to protect its trademark rights in that country. If necessary or requested by Licensor, the Licensee shall join in such application, shall execute any documents, and shall take any action as may be or requested by Licensor to implement such application or to retain, enforce or defend the Licensed Marks.

        Section 6.06 Licensee shall not at any time, without the prior written consent of Licensor, acquire a registration or file and prosecute a trademark application or applications to register the Licensed Marks, or any component, variation or derivation thereof, or any name or mark confusingly similar thereto, for any goods or services anywhere in the world. If Licensee at any time, without the prior written consent of Licensor, files or causes to be filed, in its own name or otherwise on its behalf, an application to register or otherwise takes steps under applicable laws to obtain trademark protection of the Licensed Marks in any country, territory or jurisdiction, Licensee shall, at the direction of Licensor, either (a) assign and transfer to Licensor, without further consideration, all right, title and interest in or to the Licensed Marks in such country, territory or jurisdiction, or (b) surrender and abandon such registration or application for registration.

ARTICLE 7
Infringement or Dilution Proceedings

        Section 7.01    Licensee agrees to promptly notify Licensor of any unauthorized use of any of the Licensed Marks as such unauthorized use comes to Licensee's attention. Licensor shall have the sole right and discretion to take any action relating to the Licensed Marks, and Licensee agrees to cooperate fully, should Licensor decide to take such action.

        Section 7.02    If infringement or dilution proceedings relating to the Licensed Marks result in an award of damages or the payment of any sums to Licensor, any such damages or payments shall belong solely to Licensor.

        Section 7.03    Licensee will promptly notify Licensor of any claim, complaint, allegation or threatened litigation (a "Claim") relating to the Licensed Marks, including, but not limited to any Claim of infringement or dilution by any third party. Licensor shall have sole authority to address, settle or litigate any Claim at its expense, provided, however, Licensee shall fully cooperate with Licensor in any Claim brought.

ARTICLE 8
Term and Termination

        Section 8.01    This Agreement shall continue in force and effect for so long as the Program is in effect, but no later than December 31, 2099, unless it is sooner terminated as provided for herein.

Exh. D-4

        Section 8.02    Licensor may terminate this Agreement forthwith, upon written notice to Licensee, if, in Licensor's sole discretion and determination there is a material breach of Licensee's obligations under this Agreement.

        Section 8.03    Either party may terminate this Agreement, without cause, by giving thirty (30) days written notice to the other party.

        Section 8.04    Notwithstanding Section 8.03, for the further protection of the Licensed Marks, the license granted herein shall automatically and immediately terminate, without any notice by or any action required on the part of Licensor, in the event that there is an Event of Default relating to the Trust's Notes which results in such Notes becoming due and payable prior to their stated maturity.

ARTICLE 9
Effect of Termination

        Section 9.01    Immediately upon termination of this Agreement, Licensee shall cease and desist from any and all use of the Licensed Marks, amend its certificate of trust documents and other organizational documents, take all other actions necessary or desirable to change its name to a name that does not include any of the Licensed Marks, or any confusingly similar term, cease to distribute all materials bearing the Licensed Marks, and destroy any remaining inventory of documents bearing the Licensed Marks.

        Section 9.02    Immediately upon termination of a license, Licensee shall cease and desist from any and all use of the Licensed Marks, cease to distribute all materials that bear the Licensed Marks, and destroy any remaining inventory of documents that bear the Licensed Marks.

        Section 9.03    Upon termination of this Agreement, Licensee agrees to cooperate fully with Licensor to amend or cancel any governmental recordations or approvals pertaining to any marks or names which consist of or include any of the Licensed Marks.

        Section 9.04    Upon termination of this License Agreement, any and all rights in the Licensed Marks and the goodwill connected therewith shall remain the exclusive property of Licensor.

ARTICLE 10
Miscellaneous Provisions

        Section 10.01    Interpretation and Enforcement of Agreement. This Agreement shall be interpreted according to the laws of the State of Tennessee, and the parties agree that exclusive jurisdiction over the enforcement of this License Agreement shall be appropriate in the state or federal courts of the State of Tennessee. The parties agree that any breaches hereof shall cause irreparable injury to the nonbreaching party and that an injunction shall be an appropriate remedy.

        Section 10.02    Amendment and Waiver. No amendment, modification or discharge of this Agreement, and no waiver hereunder, shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, discharge or waiver is sought. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party granting such waiver in any other respect or at any other time. Neither the waiver by either of the parties hereto of a breach of or a default under any of the provisions of this Agreement, nor the failure by either of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that either party otherwise may have at law or in equity.

Exh. D-5

        Section 10.03    Severability. In the event any provision of this Agreement shall be invalid or unenforceable, it shall be deemed to be separate and shall not affect any other provision of this License Agreement.

        Section 10.04    Assignment. This Agreement including the licenses granted herein is not assignable or transferable by agreement or by operation of law without the express written consent of Licensor. Any such unauthorized assignment or transfer shall be null and void and of not legal effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns.

        Section 10.05    Notices. All notices, requests, demands and other communications required to be in writing under this Agreement shall be addressed as follows and notice shall be considered given five (5) days following dispatch by first class mail, postage prepaid or if transmitted by facsimile, when confirmed:

If to Licensor:

  Protective Life Corporation
  2801 Highway 280 South
  Birmingham, Alabama 35223
  Telephone: (205) 879-9230
  Facsimile: (818) 729-1800
  Attn: Judy Wilson

If to Licensee:

  The Protective Life Secured Trust specified in the Omnibus Investment
  c/o Wilmington Trust Company
  Rodney Square North
  1100 North Market Street
  Wilmington, DE 19890-0001
  Telephone: (302) 636-6000
  Facsimile: (302) 636-4140
  Attn: Corporate Trust Administration

        Section 10.06 Trustee. This Agreement has been executed on behalf of the Licensee by the Trustee solely in its capacity as trustee of the Licensee, and not in its individual capacity. In no case shall the Trustee (or any entity acting as successor or additional trustee) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations of the Licensee hereunder, any right to assert any such liabilities against the Trustee (or any entity acting as successor or additional trustee) being hereby waived by the other party hereto; provided, however, that such waiver shall not affect the liability of the Trustee (or any entity acting as successor or additional trustee) to any person under any other agreement to the extent expressly agreed to in its individual capacity thereunder.

        Section 10.07 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

        Section 10.08 Equitable Relief. Licensee acknowledges that Licensor will suffer irreparable harm as a result of the material breach by Licensee of any covenant or agreement to be performed or observed by Licensee under this Agreement, and acknowledges that Licensor shall be entitled to apply for and receive from any court or administrative body of competent jurisdiction a temporary restraining order, preliminary injunction and/or permanent injunction, without any necessity of proving damages, enjoining Licensee from further breach of this Agreement or further infringement or impairment of the rights of Licensor.

        Section 10.09 Further Assurances. Each of the parties hereto agrees to execute all such further instruments and documents and to take all such further action as the other party may reasonably require in order to effectuate the terms and purposes of this Agreement. The parties shall act in good faith in the performance of their obligations under this Agreement.

Exh. D-6

APPENDIX A
TO STANDARD LICENSE AGREEMENT TERMS

LICENSED MARKS

        [Protective Life Corporation Logo]

        [Protective Life Corporation Logo]

        Doing the right thing is smart business.®

Exh. D-7

QuickLinks

  EXHIBIT 99.1
STANDARD LICENSE AGREEMENT TERMS
W I T N E S S E T H
APPENDIX A TO STANDARD LICENSE AGREEMENT TERMS LICENSED MARKS